Nationwide Mutual Funds
Sub-Item 77Q1:  Exhibits
10-31-13 Annual Report

a.
N/A

b.
N/A

c.
N/A

d.
N/A

e.
Copies of any new or amended Registrant investment advisory contracts;

i.
Investment Advisory Agreement among Nationwide Mutual Funds (the "Trust")
and Nationwide Fund Advisors ("NFA"), dated May 1, 2007, pertaining to certain series of the Trust currently managed by NFA, previously filed as
Exhibit EX-99.d.2 with the Trust's Registration Statement on Form N-1A, as filed with the SEC on June 14, 2007, is hereby incorporated by reference.

  a. Exhibit A, amended July 30, 2013, to the Investment Advisory
Agreement dated May 1, 2007 pertaining to certain series of the
Trust currently managed by Nationwide Fund Advisors, previously filed as Exhibit EX-28.d.1.b. with the Trust's Registration
Statement on Form N-1A, as previously filed with the SEC on
October 17, 2013, is hereby incorporated by reference.

ii.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Bailard, Inc., effective June 4, 2013, for the Nationwide Bailard
Cognitive Value Fund, Nationwide Bailard Technology & Science Fund and
Nationwide Bailard International Equities Fund, previously filed as
Exhibit EX-28.d.3.n with the Trust's Registration Statement on October
17, 2013, is hereby incorporated by reference.

iii.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and
Geneva Capital Management Ltd., effective June 4, 2013, for the
Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap
Growth Fund, previously filed as Exhibit EX-28.d.3.o with the Trust's
Registration Statement on October 17, 2013, is hereby incorporated by reference.

iv.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Ziegler Lotsoff Capital Management, LLC, effective June 4, 2013, for the Nationwide Ziegler Equity Income Fund, Nationwide Ziegler
NYSE Arca Tech 100 Index Fund and Nationwide Ziegler Wisconsin Tax
Exempt Fund, previously filed as Exhibit EX-28.d.3.p with the
Trust's Registration Statement on October 17, 2013, is hereby incorporated by reference.

f.
N/A

g.
i.   HighMark Funds

ii. Agreement and Plan of Reorganization between Nationwide
Mutual Funds, on behalf of Nationwide Geneva Mid Cap Growth Fund,
Nationwide Geneva Small Cap Growth Fund, Nationwide Bailard
Technology & Science Fund, Nationwide HighMark Value Fund,
Nationwide Bailard Cognitive Value Fund, Nationwide Bailard
International Equities Fund, Nationwide Ziegler NYSE Arca Tech
100 Index Fund, Nationwide HighMark Large Cap Core Equity Fund,
Nationwide HighMark Small Cap Core Fund, Nationwide HighMark
Large Cap Growth Fund, Nationwide HighMark Balanced Fund,
Nationwide Ziegler Equity Income Fund, Nationwide HighMark
Bond Fund, Nationwide HighMark Short Term Bond Fund,
Nationwide HighMark California Intermediate Tax-Free Bond
Fund, Nationwide HighMark National Intermediate Tax Free
Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund;
and HighMark Funds, on behalf of HighMark Geneva Mid Cap
Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark
Enhanced Growth Fund, HighMark Value Fund, HighMark Cognitive
Value Fund, HighMark International Opportunities Fund, HighMark
NYSE Arca Tech 100 Index Fund, HighMark Large Cap Core Equity
Fund, HighMark Small Cap Core Fund, HighMark Large Cap Growth
Fund, HighMark Balanced Fund, HighMark Equity Income Fund,
HighMark Bond Fund, HighMark Short Term Bond Fund, HighMark
California Intermediate Tax-Free Bond Fund, HighMark National
Intermediate Tax-Free Bond Fund and HighMark Wisconsin
Tax-Exempt Fund, previously filed as Exhibit EX-16.4.a with
the Trust's Form N-14 on September 19, 2013, is hereby
incorporated by reference.

HighMark Funds filed a Form N-8F on November 8, 2013.